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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported) April 14, 1998


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



             DELAWARE                      1-5885                13-2625764
      (State or other juris-            (Commission            (IRS Employer
    diction of incorporation)           File Number)         Identification No.)


   60 WALL STREET, NEW YORK, NEW YORK                            10260-0060
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

              On April 14, 1998, the Registrant issued a press release announcing its earnings for the three-month period ended March 31, 1998. A copy of such press release is filed herein as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE. The financial statements included in this report are not required to be filed as part of this report.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99. Copy of press release of J.P. Morgan & Co. Incorporated dated
                 April 14, 1998.
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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             J.P. MORGAN & CO. INCORPORATED
                             ------------------------------
                             (REGISTRANT)


                             /s/   Grace B. Vogel
                             ----------------------------
                             NAME:  Grace B. Vogel
                             TITLE: Chief Accounting Officer


DATE: April 14, 1998